INVESTOR UPDATE Q3 2016 City Center (White Plains, NY) Eddy Street Commons (South Bend, IN)

COMPANY SNAPSHOT

KITE REALTY GROUP TRUST	
Share Price	$27.72
Market Capitalization	$2.4bn
Enterprise Value	$4.0bn
Dividend Yield (1)	4.1%
Net Debt / Adjusted EBITDA	6.9x
Moody's / S&P Ratings	Baa3 / BBB-



Las Vegas, NV
Dallas, TX
Indianapolis, IN
White Plains, NY
Raleigh, NC
Orlando, FL

Note: Cities referenced denote regional office locations.

PORTFOLIO SUMMARY

Number of Properties	121
Number of States	20
Total GLA (SF)	24mm
Total Retail Operating Leased	95.2%
Retail Operating Shop Leased	88.7%
Annualized Base Rent (Per SF) - Operating Portfolio	$15.42 ($15.62 including 3-R)
Average Center Size (SF)	~200,000
Portfolio Demographics (2)	
Average Household Income	$84,000
Population	167,000

RETAIL PORTFOLIO PRODUCT BREAKDOWN

67% Of Assets Anchored With A Grocery



Hybrid (Power W/ Grocery), 53%
Power / Regional Center, 30%
Grocery Anchored, 14%
Other, 3%

Note: All data as of 09/30/16 unless otherwise noted.
1.) Source: SNL; Dividend yield calculated as most recent dividend, annualized and expressed as a percent of the security price.
2.) Demographic data for income pulled on a 3-mile radius, and population data based on a 5-mile radius. Source: STI: Popstats.

© 2016 Kite Realty Group
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KRG NYSE
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KRG PROVIDES ATTRACTIVE INVESTMENT OPPORTUNITY

COMPONENTS OF TOTAL RETURN (1)



60% Price Contribution
40% Dividend Contribution

Historically, REITs' total returns have had an implied contribution from dividends of ~40%

DISCOUNTED MULTIPLE SUPPORTS VALUATION THESIS

PRICE VS. 2017E FFO (1)



Peer Group Median 17.7x
11.5x
KRG
BRX
DDR
WRI
RPAI
ROIC
EQY
KIM
AKR
REG
FRT

RELATIVELY MODEST FFO PAYOUT RATIO SUPPORTS FUTURE DIVIDEND INCREASES

DIVIDEND VS. 2016E FFO (2)



Peer Group Median 63.2%
55.8%
BRX
KRG
DDR
REG
RPAI
WRI
EQY
AKR
ROIC
KIM
FRT

1.) Source: SNL Financial; Total Return (RMS Index) and implied dividend contribution (estimated as RMS less RMZ index) from December 2009 – October 2016.
2.) 2016E FFO per share refers to consensus estimate for companies as of October 2016 per FactSet, which may not reflect the Company's or the applicable peer company's estimates. FFO Payout Ratio calculated as dividends divided by 2016E FFO, on a per share basis.

© 2016 Kite Realty Group

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CORPORATE IDENTITY & OPERATIONS

© 2016 Kite Realty Group kiterealty.com Investor Update | 5 $1.70 $2.06 2010 2016E  Transformed 86% of portfolio into higher-quality assets since 2010 (1)  Obtained investment grade rating by Moody’s and S&P (Baa3 / BBB-)  Executed inaugural private placement bond deal in 2015  Increased free cash flow from less than $10mm in 2010 to over $50mm  Achieved dividend per share growth of 19.8% over the last 4 years  Executed inaugural public debt offering in 2016 COMPANY AND PORTFOLIO TRANSFORMATION SINCE 2010 REVENUE GROWTH AND IMPROVED PORTFOLIO QUALITY WHILE STRENGTHENING THE BALANCE SHEET 1.) Transformed defined as current operating portfolio GLA that has been sold, recycled, or redeveloped since 2010. 2.) 2010 FFO adjusted for reverse stock split in 2014. 2016E per consensus data per SNL Financial, which may not reflect the Company’s internal estimates. KITE MILESTONES +~21% FFO Per Share Growth (2) 9.1x 6.9x 2010 Current ~2x lower Net Debt / Adjusted EBITDA $12.80 $15.42 2010 Current Annualized Base Rent PSF +~21% 1.8x 3.5x 2010 Current ~1.5x higher Fixed Charge Coverage    

© 2016 Kite Realty Group kiterealty.com Investor Update | 6 KITE CONSISTENTLY MAINTAINS TOP-TIER SSNOI GROWTH 4.8% 4.3% 3.9% 3.7% 3.4% 3.2% 3.2% 3.1% 2.7% 2.6% 2.9% 2.6% 1.8% ROIC AKR KRG EQY BRX REG WRI DDR RPT FRT RPAI KIM CDR QUARTERLY AVERAGE SSNOI GROWTH FROM Q3’14-Q3’16 (1) Peer average ~3.2% 1.) Figures exclude redevelopments, when available, averaged on a quarterly basis from supplemental data for Q3’14-Q3’16.

© 2016 Kite Realty Group kiterealty.com Investor Update | 7 CONTINUED OPERATIONAL EFFICIENCIES WITHIN PORTFOLIO 85.4% 85.7% 89.0% 91.3% 90.1% 89.2% 89.4% 95.9% 95.3% 94.9% 94.9% 95.4% 95.4% 95.2% Q3'13 Q1'14 Q3'14 Q1'15 Q3'15 Q1'16 Q3'16 % Recovery - Retail Portfolio % Leased - Retail Portfolio 1.) KRG Financial Supplementals 09/30/13 through 09/30/16. INCREASE IN RETAIL PORTFOLIO RECOVERY RATIO RESULT OF FAVORABLE LEASING ACTIVITY AND EXPENSE CONTROL (1) 5.8% 10.5%

HIGH-QUALITY PORTFOLIO

© 2016 Kite Realty Group kiterealty.com Investor Update | 9 Midwest 17.0% Northeast 11.1% Mid- Central 17.3% West 12.1% Southeast 17.5% Florida 25.0% HIGH-QUALITY, DIVERSE TENANT BASE AND GEOGRAPHY Top Tenants By ABR # Stores % ABR 1 Publix 18 3.1% 2 TJ Maxx 22 2.5% 3 Petsmart 20 2.4% 4 Bed Bath & Beyond 19 2.2% 5 Ross Dress For Less 19 2.1% 6 Lowe’s 5 1.8% 7 Office Depot / Max 17 1.7% 8 Dick’s Sporting Goods 9 1.7% 9 Ascena 35 1.5% 10 Michaels 14 1.4% Total 178 20.4% H IG H -Q U A LI TY T EN A N T B A SE INVESTMENT GRADE RATED TOP TENANTS G EO G R A PH IC A LL Y D IV ER SE 2016 LEASE ACTIVITY EXAMPLES First In Florida: Gainesville Plaza (FL) ABR % BY REGION HIGH-QUALITY, DIVERSE REVENUE SOURCES IN TERMS OF TENANTS AND GEOGRAPHIES First Bath & Body Works, White Barn Candle Combo Store: University Town Center (Norman, OK) Note: All data as of 09/30/16 unless otherwise noted. First in Indiana: Rangeline Crossing (IN)

© 2016 Kite Realty Group kiterealty.com Investor Update | 10 ASSET QUALITY SUPPORTED BY MARKET DEMOGRAPHICS ASSETS ACROSS THE TOP 5 MARKETS SUPERIORLY POSITIONED Average Household Income ($000s) Source: STI: Popstats; information based on a 3-mile radius for the KRG portfolio. $76 $92 $83 $77 $72 $68 $64 $75 $70 $65 Florida Indiana Texas Nevada North Carolina KRG Average Household Income State Average Household Income

© 2016 Kite Realty Group kiterealty.com Investor Update | 11 INTERNET RESISTANT 54% SERVICES, ENTERTAINMENT 19% GROCERY, SPECIALTY STORES 19% RESTAURANTS 16% OMNI-CHANNEL 38% DISCOUNT RETAILERS 15% HOME IMPROVEMENT/GOODS 11% SOFT GOODS 8% SPORTING GOODS 4% NON-RESISTANT 8% ELECTRONICS / BOOKS 5% OFFICE SUPPLIES 3% NECESSITY DRIVEN AND INTERNET RESISTANT RETAILER BASE 1.) Data reflects Q3’16 Supplemental. Internet Resistant, 54% Omni- channel, 38% Non- Resistant, 8% TENANT TYPE COMPOSITION KITE’S PORTFOLIO IS WELL-EQUIPPED TO MANAGE EVOLVING CONSUMER PREFERENCES (1)

PORTFOLIO TRANSFORMATION

3-R OPPORTUNITIES & IN-PROCESS REDEVELOPMENT PROJECTS

3-R PLATFORM

- **Redevelop:** substantial renovations; e.g. teardowns, remerchandising, exterior / interior improvements
- **Repurpose:** substantial alterations including changing the product-type
- **Reposition:** less substantial asset enhancements, generally $5mm or less


City Center (NY)

3-R OPPORTUNITIES AND IN-PROCESS PROJECTS

Average 3-R Opportunities Return: 9-11%


64%
Redevelopment
18%
18%
Repurpose

12 Projects,
Total Expected Cost: $85mm-$105mm,
Targeted Return: 9.0%-11.0%

- 12 In-process projects with a projected cost of ~$62.5mm
- Estimated Stabilization Period

2016
- Hitchcock Plaza
- Portofino Shopping Center, Phase I
- Shops at Moore
- Tarpon Bay Plaza

2017
- Bolton Plaza, Phase II
- Castleton Crossing
- Centennial Gateway
- Northdale Promenade
- Traders Point
- Trussville Promenade

2018
- Burnt Store Plaza
- City Center

© 2016 Kite Realty Group kiterealty.com
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Investor Update | 13

© 2016 Kite Realty Group kiterealty.com Investor Update | 14 PORTOFINO CASE STUDY: A TWO-PHASED PROJECT PORTOFINO SHOPPING CENTER, PHASE I  Demolition/expansion of existing vacant space to accommodate Nordstrom Rack  Rightsizing existing Old Navy store  Sports Authority box acquired at auction by PGA Superstore  Shop relocation and façade renovations to better position existing space Houston, TX PORTOFINO SHOPPING CENTER, PHASE II  Addition of two small shop buildings on newly created outparcels  Total Cost: $5,000-$6,000  % Total Cost Spent: 92%  Projected ROI: 8.0%-8.5%  Estimated Stabilization Period: YE 2016  % Leased: 88.5%; one remaining space (1.5K SF) available Pro Forma Tenant Lineup:

© 2016 Kite Realty Group kiterealty.com Investor Update | 15 CASTLETON CROSSING REPOSITIONING CASE STUDY AFTER  Existing structure demolished; construction of new outparcel shop building  Total Projected Cost: $3,000-$4,000  % Total Cost Spent: 60%  Projected ROI: 11.5%-12.0%  Estimated Stabilization Period: 1H 2017  Additional Square Feet Created: 8.5K  % Leased/Committed: 100%; five executed leases/one in negotiation SUMMARY BEFORE ABR/SF +72% Unproductive Outparcel Re-Energized Outlot Of Small Shops

PROVEN ABILITY TO CREATE ONGOING SYNERGIES

KITE'S TRANSACTION TRACK RECORD UNDERSCORES MANAGEMENT'S ABILITY TO DRIVE ONGOING VALUE THROUGH EFFICIENT OPERATIONS

9 Property Portfolio Acquisition

Seller: Private Equity Firm


NOI MARGIN
+1,040 bps
69.3%
79.7%
PRE-TRANSACTION
Q3'16
RECOVERY RATIO
+1,430 bps
70.1%
84.4%
PRE-TRANSACTION
Q3'16


INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
Avg. Increase: +710 bps
+380 bps
72.1%
75.9%
PRE-TRANSACTION
Q3'16
Avg. Increase: +1,260 bps
+1,090 bps
80.5%
91.4%
PRE-TRANSACTION
Q3'16

© 2016 Kite Realty Group kiterealty.com

Investor Update | 16

INVESTMENT GRADE BALANCE SHEET

RESILIENT BALANCE SHEET

- **Moody's / S&P Ratings:** Baa3 / BBB-
- **Fixed Charge Coverage:** 3.5x [(1)]
- **Net Debt / Adjusted EBITDA:** 6.9x
- **Secured Debt / Undepreciated Total Assets:** 17.7%
- **Unencumbered Assets / Total Assets:** ~63%
- **Weighted Average Debt Maturity:** 6.6 Years



WHOLE FOODS

Cobblestone Plaza (FL)

ACTIONS TAKEN IN 2H'16

Repaid $400mm Term Loan maturing in 2020 with new $200mm 5 year Term Loan and bond proceeds (see below)

Refinanced the $500mm Revolving Credit Agreement, extending the maturity 2 years, reducing interest rate and improving covenants

Repaid $70mm in CMBS debt and repaid the Parkside Town Commons loan maturing in 2016 in Q3'16

Refinanced the Delray Marketplace construction loan with a new 5 year loan

Issued an inaugural $300mm public offering of Senior Unsecured Notes

Today, only ~$90mm in debt maturing through 2020 [(2)]

1.) Fixed charge does not include capitalized interest.
2.) Pro forma adjustments include: Pay-offs for Geist Pavilion and Colonial Square/Village Walk – completed in Q4'16.

© 2016 Kite Realty Group
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KITE KRG NYSE

Investor Update | 18

© 2016 Kite Realty Group kiterealty.com Investor Update | 19 EFFICIENT FUNDING STRUCTURE RELATIVE TO PEERS DDR RPAI BRX REG EQY RPT WRI KRG ROIC KIM WEIGHTED AVERAGE MATURITY SCHEDULE AND WEIGHTED AVERAGE INTEREST RATE Note: Peer data sourced from supplemental information as of 09/30/16. Weighted Average Interest Rate 6.6 Years 4.0% Weighted Average Debt Maturity

© 2016 Kite Realty Group kiterealty.com Investor Update | 20 WELL-STAGGERED DEBT MATURITY PROFILE PRO FORMA SCHEDULE OF DEBT MATURITIES (1) 7 39 45 171 215 215 12 44 200 200 95 80 75 300 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026+ Mortgage Debt Line of Credit Term Loan Private Placement Senior Unsecured Bond 1.) Data is as of Q3’16 with pro forma adjustments. Chart excludes annual principal payments and net premiums on fixed rate debt. Pro forma adjustments include: Pay-offs for Geist Pavilion and Colonial Square/Village Walk – completed in November. Only ~$90mm of CMBS debt maturing through 2020

© 2016 Kite Realty Group kiterealty.com Investor Update | 21 FORWARD-LOOKING STATEMENTS This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to: national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as economic uncertainty caused by fluctuations in the prices of oil and other energy sources; financing risks, including the availability of and costs associated with sources of liquidity; the Company’s ability to refinance, or extend the maturity dates of, its indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which the Company operates ;acquisition, disposition, development and joint venture risks; property ownership and management risks; the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; risks related to the geographical concentration of our properties in Florida, Indiana and Texas; insurance costs and coverage; risks related to cybersecurity attacks and the loss of confidential information and other business disruptions; other factors affecting the real estate industry generally; and other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and in our quarterly reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. DISCLAIMER

© 2016 Kite Realty Group kiterealty.com Investor Update | 22 NON-GAAP FINANCIAL MEASURES Funds from Operations Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided FFO adjusted for a severance charge, accelerated amortization of debt issuance costs and transaction costs in 2016 and a gain on settlement and transaction costs in 2015. We believe this supplemental information provides a meaningful measure of our operating performance. We believe our presentation of FFO, as adjusted, provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. A reconciliation of net earnings (computed in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement. Adjusted Funds from Operations Adjusted Funds From Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO should not be considered an alternative to net earnings, as an indication of the company's performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the company’s performance. The company’s computation of AFFO may differ from the methodology for calculating AFFO used by other REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net earnings (computed in accordance with GAAP) to AFFO is included elsewhere in this Financial Supplement. Net Operating Income Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance. The Company’s computation of NOI may differ from the methodology for calculating NOI used by other REITs, and therefore, may not be comparable to such other REITs. Free Cash Flow Free Cash Flow reflected on an annual basis defined as Funds From Operations (FFO) as adjusted less capital expenditures, tenant improvements, plus non-cash items, and after dividends paid.

© 2016 Kite Realty Group kiterealty.com Investor Update | 23 NON-GAAP FINANCIAL MEASURES Earnings Before Interest Expense, Income Tax Expense, Depreciation and Amortization (EBITDA) We define EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, we have also provided Adjusted EBITDA, which we define as EBITDA less (i) EBITDA from unconsolidated entities, (ii) severance charge, (iii) transaction costs, (iv) other income and expense and (v) noncontrolling interest EBITDA. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA, as calculated by us, are not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity. Considering the nature of our business as a real estate owner and operator, we believe that EBITDA and Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided Annualized Adjusted EBITDA, adjusted as described above. We believe this supplemental information provides a meaningful measure of our operating performance. We believe presenting EBITDA in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results. For more information on the foregoing non-GAAP financial measures and reconciliations of net income to FFO, FFO, as adjusted, AFFO, NOI, same property NOI, EBITDA and Adjusted EBITDA for the quarter ended June 30, 2016, please see the Company’s Quarterly Financial Supplement for the quarter ended June 30, 2016, which is available on the Company’s website at http://ir.kiterealty.com/QuarterlyResults. For reconciliations of net income to FFO, FFO, as adjusted, AFFO, NOI, same property NOI, EBITDA and Adjusted EBITDA for the year ended December 31, 2015, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the Securities and Exchange Commission and is available on the Company’s website at http://ir.kiterealty.com/Docs. Same Property Net Operating Income The Company believes that Net Operating Income ("NOI") is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any. The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented and thus provides a more consistent metric for the comparison of the Company's properties. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance. The Company’s computation of Same Property NOI may differ from the methodology for calculating Same Property NOI used by other REITs, and therefore, may not be comparable to such other REITs. When evaluating the properties that are included in the same property pool, we have established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool twelve months after the acquisition date. A development property is included in the same property pool twelve months after construction is substantially complete, which is typically between six and twelve months after the first date a tenant is open for business. A redevelopment property is included in the same property pool twelve months after the construction of the redevelopment property is substantially complete. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and we begin recapturing space from tenants. For the three months ended June 30, 2016, we excluded 11 redevelopment properties from the same property pool that met these criteria and were owned in all periods compared.

APPENDIX – RECONCILIATION OF FFO TO NET INCOME (LOSS)

FUNDS FROM OPERATIONS	Three Months Ended 2016	Three Months Ended 2015	Nine Months Ended September 2016	Nine Months Ended September 2015
Consolidated net (loss) income	$ (1,262)	$ 2,961	$ (785)	$ 18,058
Less: cash dividends on preferred shares	$ —	(2,114)	—	(6,342)
Less: non-cash adjustment for redemption of preferred shares	$ —	—	—	—
Less: net income attributable to noncontrolling interests in properties	$ (461)	(415)	(1,383)	(1,416)
Less: gains on sales of operating properties	$ —	—	(194)	(3,363)
Add: impairment charge		—	—	—
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	$ 45,310	42,387	130,909	123,812
Funds From Operations of the Operating Partnership[1]	43,587	42,819	128,547	130,749
Less: Limited Partners' interests in Funds From Operations	(918)	(967)	(2,708)	(2,698)
Funds From Operations attributable to Kite Realty Group Trust common shareholders[1]	$ 42,669	$ 41,852	$ 125,839	$ 128,051
FFO per share of the Operating Partnership - basic	$ 0.00	$ 0.00	$ 0.00	$ 0.00
FFO per share of the Operating Partnership - diluted	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Funds From Operations of the Operating Partnership[1]	$ 43,587	$ 42,819	$ 128,547	$ 130,749
Less: gain on settlement	—	—	—	(4,520)
Add: severance charge	—	—	500	—
Add: transaction costs	—	1,089	2,771	1,550
Add: accelerated amortization of debt issuance costs (non-cash)	1,121	—	1,121	—
Add: adjustment for redemption of preferred shares (non-cash)	—	—	—	—
Less: gain from release of assumed earnout liability (non-cash)	—	—	—	—
Less: gain on debt extinguishment (non-cash)	—	—	—	—
Funds From Operations of the Operating Partnership, as adjusted	$ 44,708	$ 43,908	$ 132,939	$ 127,779
FFO per share of the Operating Partnership, as adjusted - basic	$ 0.00	$ 0.00	$ 0.00	$ 0.00
FFO per share of the Operating Partnership, as adjusted - diluted	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Weighted average Common Shares outstanding - basic	83,474,348	83,325,074	83,399,813	83,453,660
Weighted average Common Shares outstanding - diluted	83,565,227	83,433,379	83,488,618	83,566,554
Weighted average Common Shares and Units outstanding - basic	85,417,753	85,238,537	85,336,859	85,214,390
Weighted average Common Shares and Units outstanding - diluted	85,508,632	85,346,842	85,425,664	85,327,283
Funds From Operations per diluted share				
Consolidated net (loss) income	$ (0.01)	$ 0.03	$ (0.01)	$ 0.21
Less: cash dividends on preferred shares	—	(0.02)	—	(0.07)
Less: net income attributable to noncontrolling interests in properties	(0.01)	(0.01)	(0.02)	(0.02)
Less: gains on sales of operating properties	—	—	—	(0.04)
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	0.53	0.50	1.53	1.45
Funds From Operations of the Operating Partnership per diluted share[1]	$ 0.51	$ 0.50	$ 1.50	$ 1.53
Funds From Operations of the Operating Partnership per diluted share[1]	$ 0.51	$ 0.50	$ 1.50	$ 1.53
Less: gain on settlement	—	—	—	(0.05)
Add: accelerated amortization of debt issuance costs	0.01	—	0.01	—
Add: transaction costs	—	0.01	0.04	0.02
Add: severance charge	—	—	0.01	—
Funds From Operations of the Operating Partnership per diluted share, as adjusted	$ 0.52	$ 0.51	$ 1.56	$ 1.50

1.) "Funds From Operations of the Kite Portfolio" measures 100% of the operating performance of the Operating Partnership's real estate properties and construction and service subsidiaries in which the Company owns an interest. "Funds From Operations attributable to Kite Realty Group Trust common shareholders" reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

© 2016 Kite Realty Group kiterealty.com
KITE KRG NYSE
Investor Update | 24

APPENDIX – RECONCILIATION OF SAME PROPERTY NOI TO NET INCOME

SAME PROPERTY NOI

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2016	2015	% Change	2016	2015	% Change
Number of properties for the quarter[1]	103	103				
Leased percentage	95.3 %	95.4 %		95.3 %	95.2 %	
Economic Occupancy percentage[2]	93.6 %	93.7 %		93.8 %	93.6 %	
Minimum rent	$ 55,630	$ 54,828		$ 164,809	$ 162,155	
Tenant recoveries	14,973	14,931		44,865	45,038	
Other income	614	551		1,177	1,120	
	71,217	70,310		210,851	208,313	
Property operating expenses	(8,619)	(8,689)		(25,360)	(27,517)	
Real estate taxes	(8,936)	(9,042)		(27,123)	(26,576)	
	(17,555)	(17,731)		(52,483)	(54,093)	
Net operating income - same properties[3]	$ 53,662	$ 52,579	2.1 %	$ 158,368	$ 154,220	2.7 %
Net operating income - same properties excluding the impact of the 3-R initiative[4]			2.9 %			
Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure:						
Net operating income - same properties	$ 53,662	$ 52,579		$ 158,368	$ 154,220	
Net operating income - non-same activity[5]	12,854	12,529		39,098	37,150	
Other expense, net	(15)	(69)		(857)	(323)	
General, administrative and other	(5,081)	(4,559)		(15,228)	(14,131)	
Transaction costs	—	(1,089)		(2,771)	(1,550)	
Depreciation expense	(45,543)	(42,549)		(131,625)	(124,196)	
Non-cash gain from release of assumed earnout liability	—	—		—	—	
Impairment charge	—	—		—	—	
Interest expense	(17,139)	(13,881)		(47,964)	(40,995)	
Gain on settlement	—	—		—	4,520	
Discontinued operations	—	—		—	—	
Non-cash gain on debt extinguishment	—	—		—	—	
Gains on sales of operating properties	—	—		194	3,363	
Net income attributable to noncontrolling interests	(420)	(435)		(1,391)	(1,626)	
Dividends on preferred shares	—	(2,114)		—	(6,342)	
Non-cash adjustment for redemption of preferred shares	—	—		—	—	
Net (loss) income attributable to common shareholders	$ (1,682)	$ 412		$ (2,176)	$ 10,090	

1.) Same property analysis excludes operating properties in redevelopment as well as office properties (Thirty South Meridian and Eddy Street Commons).
2.) Excludes leases that are signed but for which tenants have not yet commenced the payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement during the period.
3.) Same property net operating income excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior year expense recoveries and adjustments, if any.
4.) See pages 27 and 28 for further detail of the properties included in the 3-R initiative.
5.) Includes non-cash activity across the portfolio as well as net operating income from properties not included in the same property pool.

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Investor Update | 25

© 2016 Kite Realty Group kiterealty.com Investor Update | 26 APPENDIX – RECONCILIATION OF EBITDA / ADJUSTED EBITDA TO NET INCOME (LOSS) 1.) Represents Adjusted EBITDA for the three months ended September 30, 2016 (as shown in the table above) multiplied by four. 2.) Partner share of consolidated joint venture debt is calculated based upon the partner's pro-rata ownership of the joint venture, multiplied by the related secured debt balance. In all cases, this debt is the responsibility of the consolidated joint venture. Three Months Ended September 30, 2016 Consolidated net loss (1,262)$ Adjustments to net loss Depreciation and amortization 45,543 Interest expense 17,139 Income tax expense of taxable REIT subsidiary 15 Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) 61,435 Adjustments to EBITDA: Unconsolidated EBITDA 34 Other expense, net — Noncontrolling interest (461) Adjusted EBITDA 61,008 Annualized Adjusted EBITDA1 244,033$ Company share of net debt: Mortgage and other indebtedness 1,732,344 Less: Partner share of consolidated joint venture debt2 (13,741) Less: Cash, Cash Equivalents, and Restricted Cash (38,378) Less: Net debt premiums and issuance costs, net (10) Company Share of Net Debt2 1,680,215 Company Share of Net Debt to EBITDA 6.9x